Exhibit 10.1

FIRST AMENDMENT TO AGREEMENT OF SALE

THIS FIRST AMENDMENT TO AGREEMENT OF SALE (this “Amendment”) is dated as of March 26, 2014 by and between TOWN SPORTS INTERNATIONAL, LLC, a New York limited liability company (“Seller”), and MONTY TWO EAST 86TH STREET ASSOCIATES LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Agreement of Sale dated as of December 23, 2013 between Seller and Purchaser (the “Agreement of Sale”), Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, the real property and improvements thereon located at 151-155 East 86th Street, New York, New York, and Seller’s right, title and interest in and to certain other property comprising the Property (as such term is defined in the Agreement of Sale), all as more particularly described in the Agreement of Sale; and

WHEREAS, Purchaser and Seller desire to amend the Agreement of Sale in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Agreement of Sale as follows:

1. Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement of Sale.

2. Extension of Closing Date. The Closing Date is hereby extended from 10:00 am (Eastern Daylight Time) on March 31, 2014 to 10:00 am (Eastern Daylight Time) on April 11, 2014, TIME BEING OF THE ESSENCE. From and after the date hereof, all references in the Agreement of Sale to the “Closing Date” shall be deemed to refer to 10:00 am (Eastern Daylight Time) on April 11, 2014.

3. Orva Termination Notice. The first sentence in Section 15(e)(ii) of the Agreement of Sale is hereby amended and restated in its entirety to read as follows:

Notwithstanding anything to the contrary contained herein, within ninety (90) days after the Closing, Purchaser shall send Tenant a notice terminating the Orva Lease pursuant to Section 5 of the Third Amendment.

4. Tangible Personal Property. Paragraph 2(a)(iii) of the Agreement of Sale is hereby amended and restated in its entirety to read as follows:

All of the equipment, machinery and fixtures, affixed to and serving the Improvements now or hereafter located on or affixed to and used exclusively in the operation, ownership or maintenance of the Real Property, and any replacements or substitutions therefor (collectively, the “Tangible Personal

Property”), but specifically excluding: (1) any items of personal property owned or leased by the Tenant; (2) any items of personal property in Seller’s property management office, if any, located on the Real Property; (3) any trade fixtures, equipment, personal property and inventory owned or leased by Seller or its affiliate, including, without limitation, lockers, used in connection with the operation of Seller’s, or its affiliate’s, business in the Initial Club Premises (as hereinafter defined); and (4) proprietary computer software, systems and equipment and related licenses used in connection with the operation or management of the Real Property;

5. Bill of Sale. Exhibit “E” to the Agreement of Sale is hereby deleted in its entirety and Exhibit “E” annexed hereto and made a part hereof is hereby substituted in its place and stead.

6. Miscellaneous.

(a) As modified herein, all of the terms and provisions of the Agreement of Sale remain in full force and effect, and, as modified hereby, all of the terms and provisions of the Agreement of Sale are hereby ratified and confirmed in all respects. In the event of any inconsistencies or conflicts between the terms and provisions of this Amendment and the terms and provisions of the Agreement of Sale as originally executed, the terms and provisions of this Amendment shall govern.

(b) This Amendment and the rights and obligations of the parties hereunder shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(c) The Agreement of Sale, as amended hereby, contains the entire understanding of Purchaser and Seller with respect to the matters addressed herein, merging and superseding all prior oral and written communications.

(d) This Amendment cannot be changed in any manner except by a written agreement executed by Purchaser and Seller.

(e) This Amendment may be executed in any one or more counterparts, delivery of which may be by facsimile transmission or electronic mail, each of which shall be an original and all of which when taken together shall constitute one and the same instrument. A facsimile or scanned, emailed image shall have the same legal effect as an original signature.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

SELLER:

TOWN SPORTS INTERNATIONAL, LLC

By:	/s/ David Kastin
	Name:	David Kastin
	Title:	Snr V.P. General Counsel

PURCHASER:

MONTY TWO EAST 86TH STREET ASSOCIATES LLC

By:
Name:
Title:

The undersigned has executed this Amendment solely to confirm its agreement to: (a) hold the Deposit in escrow in accordance with the provisions of the Agreement of Sale, as amended by this Amendment; and (b) comply with the provisions of the Agreement of Sale applicable to the Deposit and Escrow Agent.

ESCROW AGENT:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

SELLER:

TOWN SPORTS INTERNATIONAL, LLC

By:
Name:
Title:

PURCHASER:

MONTY TWO EAST 86TH STREET ASSOCIATES LLC

By:	/s/ Roy Stillman
	Name:	Roy Stillman
	Title:	Authorized Signatory

The undersigned has executed this Amendment solely to confirm its agreement to: (a) hold the Deposit in escrow in accordance with the provisions of the Agreement of Sale, as amended by this Amendment; and (b) comply with the provisions of the Agreement of Sale applicable to the Deposit and Escrow Agent.

ESCROW AGENT:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

SELLER:

TOWN SPORTS INTERNATIONAL, LLC

By:
Name:
Title:

PURCHASER:

MONTY TWO EAST 86TH STREET ASSOCIATES LLC

By:
Name:
Title:

The undersigned has executed this Amendment solely to confirm its agreement to: (a) hold the Deposit in escrow in accordance with the provisions of the Agreement of Sale, as amended by this Amendment; and (b) comply with the provisions of the Agreement of Sale applicable to the Deposit and Escrow Agent.

ESCROW AGENT:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:	/s/ LAWRENCE M. HOLMES
	Name:	LAWRENCE M. HOLMES
	Title:	VP AND COUNSEL

EXHIBIT “E”

BILL OF SALE

KNOW ALL PERSONS BY THESE PRESENTS that on this      day of              20    , the undersigned,                      , a                      , having an office at                      (“Seller”), pursuant to the terms of that certain Agreement of Sale dated as of                      (the “Agreement”) between Seller and                     , a                     , having an office at                      (“Purchaser”), and in consideration for the Purchase Price set forth (and defined) in the Agreement and other good and valuable consideration all as more particularly set forth in the Agreement, the receipt and sufficiency of which hereby are acknowledged, has conveyed to Purchaser, concurrently with the execution of this Bill of Sale, fee title in and to the property set forth on Exhibit A (the “Real Property”) and hereby sells, assigns, transfers, conveys and delivers unto Purchaser absolutely, free and clear of any and all liens, encumbrances or security interests, all of Seller’s right, title, and interest in and to all of the equipment, machinery and fixtures, affixed to and serving the Improvements (as defined in the Agreement) now or hereafter located on or affixed to and used exclusively in the operation, ownership or maintenance of the Real Property, and any replacements or substitutions therefor (collectively, the “Tangible Personal Property”), but specifically excluding: (1) any items of personal property owned or leased by the Tenant; (2) any items of personal property in Seller’s property management office, if any, located on the Real Property; (3) any trade fixtures, equipment, personal property and inventory owned or leased by Seller or its affiliate, including, without limitation, lockers, used in connection with the operation of Seller’s, or its affiliate’s, business in the Initial Club Premises (as defined in the Agreement); and (4) proprietary computer software, systems and equipment and related licenses used in connection with the operation or management of the Real Property.

TO HAVE AND TO HOLD the same unto said Purchaser, its successors and assigns, forever.

Purchaser acknowledges and agrees that, except as expressly provided in, and subject to the limitations contained in, the Agreement, Seller has not made, does not make and specifically disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to (a) the nature, quality or conditions of the Tangible Personal Property, (b) the income to be derived from the Tangible Personal Property, (c) the suitability of the Tangible Personal Property for any and all activities and uses which Purchaser may conduct therewith, (d) the compliance of or by the Tangible Personal Property or its operation with any laws, rules, ordinances or regulations of any applicable governmental authority or body, (e) the quality, habitability, merchantability or fitness for a particular purpose of any of the Tangible Personal Property, or (f) any other matter with respect to the Tangible Personal Property. Purchaser further acknowledges and agrees that, having been given the opportunity to inspect the Tangible Personal Property, Purchaser is relying solely on its own investigation of the Tangible Personal Property and not on any information provided or to be provided by Seller, except as specifically provided in the Agreement. Purchaser further acknowledges and agrees that (a) any information provided or to be provided with respect to the Tangible Personal Property was obtained from a variety of sources and that Seller has not made any independent investigation or verification of such information; and (b) the sale of the

Tangible Personal Property as provided for herein is made on an “as is, where is” condition and basis “with all faults,” except as specifically provided in, and subject to the limitations contained in, the Agreement.

The obligations of Seller are intended to be binding only on the property of Seller and shall not be personally binding upon, nor shall any resort be had to, the private properties of any of its trustees, officers, beneficiaries, directors, members, partners or shareholders, or the general partners, officers, directors, members, or shareholders thereof, or any employees or agents of Seller.

Seller hereby agrees to execute and deliver such further instruments of conveyance, transfer and assignment reasonably acceptable to Purchaser, and to take such other and further action without further consideration, as Purchaser reasonably may request, to evidence conveyance, transfer and assignment of the Tangible Personal Property conveyed hereunder, and to assist Purchaser in exercising all rights with regard thereto.

This Bill of Sale shall be binding upon the successors and assigns of Seller and shall inure to the benefit of the successors and assigns of Purchaser.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed and delivered by duly authorized persons as of the date set forth above.

,
a

By:
Name:
Title:

ACKNOWLEDGEMENT TO

BILL OF SALE

STATE OF	)
	:	ss.:
COUNTY OF	)

On this      day of             , 20    , before me, the undersigned officer, personally appeared                     , who, I am satisfied, are the individuals named in the foregoing instrument as the authorized signatory of                      and, on behalf of                      did acknowledge that they signed, sealed and delivered the foregoing instrument as their voluntary act and deed and as the voluntary act and deed of said                     , for the purposes therein contained.

WITNESS my hand and Notarial seal this      day of             , 20    .

Notary Public